Exhibit 10.1

Abtech Holdings, Inc.

CREDIT AGREEMENT

This CREDIT AGREEMENT (the “Agreement”) is dated as of April 13, 2015, (the “Effective Date”) by and between Abtech Holdings, Inc., a Nevada corporation (together with its subsidiary AbTech Industries, Inc. the “Company”), and Golden Properties Ltd., (the “Investor”).

WHEREAS, the Company is offering to the Investor the opportunity to purchase a promissory note and warrants from the Company (the “Offering”), and

WHEREAS, the Investor desires to participate in the Offering and lend to the Company Two Hundred Fifty Thousand Dollars ($250,000.00) (the “Loan Amount”); and

WHEREAS, the Company and the Investor desire to define the terms and conditions of such financing;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Loan Facility.

a.           The Investor hereby irrevocably commits to loan to the Company an amount equal to the Loan Amount. The date that the Company receives certified funds from the Investor for the Loan Amount will be the Funding Date. Within two (2) business days of the Funding Date, the Company will issue to the Investor a Secured Promissory Note in the form of Exhibit A hereto (the “Secured Note”) in the principal amount equal to the Loan Amount. The date of the Secured Note will be the Funding Date.

b.           The term of this Agreement will begin on the Effective Date and end on the first to occur of (i) the completion of the financing transaction, or (ii) 60 days from the Effective Date.

c.           Upon funding of the Loan Amount, the Company agrees to issue to the Investor a warrant in the form of Exhibit B hereto, granting Investor the right to purchase 55,000 shares of the Company’s common stock (the “Warrant Shares”) (such warrant, the “Warrant”; together with the Secured Note, the “Securities”). The Warrant will have an exercise price equal to $0.298 per share (the fair market value of the Company’s common stock on the date of issue based on the average closing price of the Company’s common stock for the 5 trading days prior to the date of issuance) and shall be exercisable for a five (5) year period.

d.           This Agreement together with the Exhibits constitutes the “Loan Facility Documents”.

e.           Investor’s commitment in this Agreement is based solely upon the information provided in the Loan Facility Documents and upon the Investor’s own investigation as to the merits and risks of this transaction.

f.           The Company will deliver originally executed instruments representing the Investor’s Secured Note and Warrant to each Investor promptly following the Funding Date.

g.           The Investor agrees to remit to the Company the Loan Amount by wire transfer pursuant to the wire instructions set forth on Schedule 1(g).

Exhibit 10.1 – Page 1

2.           Investor Representations, Warranties and Agreements. The Investor hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Investor in order to comply with federal and state securities laws):

a.           In connection with this transaction, the Investor has read this Agreement and the other Loan Facility Documents. The Investor acknowledges that this Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. The Investor further acknowledges that he/she/it is not relying on information other than such information that has been provided directly by the Company. It being the responsibility of Investor (i) to determine or seek confirmation of the accuracy of any information supplied by third parties about the Company, (ii) to determine what additional information he/she/it desires to obtain in evaluating this investment and (iii) to obtain such information directly from the Company.

b.           This offering is limited to persons who are “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Act”), and who have the financial means and the business, financial and investment experience and acumen to conduct an investigation as tO the merits and risks of this investment. The Investor hereby represents that he/SHE/IT has read, is familiar with and understands Rule 501 of Regulation D under the Act. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, AS AMENDED.

c.           The Investor has had full access to all the information which the Investor (or the Investor’s advisor) considers necessary or appropriate to make an informed decision with respect to the transaction contemplated by this Agreement. The Investor acknowledges that the Company has made available to the Investor and the Investor’s advisors the opportunity to examine and copy any contract, matter or information which the Investor considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company. To the extent the Investor has not sought information regarding any particular matter, the Investor represents that he or she had and has no interest in doing so and that such matters are not material to the Investor in connection with the transaction contemplated by this Agreement. The Investor has accepted the responsibility for conducting the Investor’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Investor deems relevant or appropriate in connection with the transaction contemplated by this Agreement. The Investor is not relying on any representation, by the Company or otherwise, other than that contained herein. The Investor acknowledges that no representation regarding projected financial performance or a projected rate of return has been made to it by any party.

d.           The Investor understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities and the Warrant Shares will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144, that the Securities and the Warrant Shares are all subject to a holding period unless such Securities and the Warrant Shares are subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. The Investor understands that the Company is under no obligation to register Securities and the Warrant Shares under the Act or to register or qualify the Securities or the Warrant Shares under any other applicable securities law, or to comply with any other exemption under the Act or any other securities law, and that the Investor has no right to require such registration. The Investor further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Investor herein and any other documents delivered by the Investor in connection with this subscription; that the Offering has not been reviewed by the SEC or by any foreign or state securities authorities; that the Investor’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Investor to provide at Investor’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

Exhibit 10.1 – Page 2

e.           The Investor is empowered and duly authorized to enter into this Credit Agreement which constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms; and the person signing this Credit Agreement on behalf of the Investor is empowered and duly authorized to do so.

f.            The Investor acknowledges that there will be no public market for the Securities and that the Investor may not be able to sell or dispose of them; the Investor has liquid assets sufficient to assure that the Purchase Price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Investor will be able to provide for any foreseeable current needs and possible personal contingencies; the Investor is able to bear the risk of illiquidity and the risk of a complete loss of this investment.

g.           The information in any documents delivered by the Investor in connection with this Agreement, including, but not limited to the Investor Questionnaire attached as Exhibit C, is true, correct and complete in all respects as of the date hereof. The Investor agrees promptly to notify the Company in writing of any change in such information after the date hereof.

h.           The offering and sale of the Securities to the Investor were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

i.            The Investor recognizes that an investment in the Securities involves significant risks, including the Risk Factors annexed hereto as Exhibit D. Investor has read and understands such risks and that such risks, and others, can result in the loss of the Investor’s entire investment in the Securities.

j.            The Investor is acquiring the Securities, as principal, for the Investor’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities. The Investor has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

3.           Representations, Warranties and Covenants of the Company. Unless otherwise noted below each representation, warranty and covenant is hereby being made the Company. As a material inducement of the Investors to enter into this Credit Agreement, the Company represents and warrants to the Investor, as of the date hereof, as follows:

a.           Organization and Standing. The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Nevada, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect on the Company. “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development generally affecting our industry; (iii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Credit Agreement; (iv) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (v) changes in laws or generally accepted accounting principles (“GAAP”) after date hereof or interpretation thereof; or (vi) any matter set forth in the Loan Facility Documents or the Schedules or Exhibits thereto.

Exhibit 10.1 – Page 3

b.           Authority. The execution, delivery and performance of this Agreement and the Loan Facility Documents by the Company and its affiliates and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. Each of the documents contained in the Loan Facility Documents has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.           No Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company. This Credit Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

d.           Litigation and Other Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company. The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

e.           Consents/Approvals. No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Agreement which have not already been obtained or made or will be made in a timely manner following the Closing.

f.            No Commissions. The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby other than as disclosed to the Investor.

4.           Legends. The Investor understands and agrees that the Company will cause any necessary legends to be placed upon any instruments(s) evidencing ownership of the Securities or the Warrant Shares, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

Exhibit 10.1 – Page 4

5.           General Provisions.

a.           Confidentiality. The Investor covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Investor may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Investor in connection with this offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Investor; provided, however, that a Investor may disclose such information to its attorneys, accountants, consultants, assignees or transferees and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Investor’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

b.           Successors. The covenants, representations and warranties contained in this Credit Agreement shall be binding on the Investor’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company. The rights and obligations of this Credit Agreement may not be assigned by any party without the prior written consent of the other party.

c.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

d.           Execution by Facsimile. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

e.           Governing Law and Jurisdiction. This Credit Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. THE PARTIES HERETO EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND/OR THE OFFERING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SITS IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND ACCORDINGLY, THE PARTIES EACH IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT. Each of the Investor and Company hereby irrevocably waive and agree not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Credit Agreement and/or the Loan Facility Documents and brought in any such court, any claim that Investor or the Company is not subject personally to the jurisdiction of the above named courts, that Investor’s or the Company’s property, as applicable, is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

f.             (i)          Indemnification Generally. The Company, on the one hand, and the Investor, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing. Notwithstanding any provision herein to the contrary, the indemnification obligation of any Investor shall be limited to the principal amount of the Secured Notes issued to such Investor.

Exhibit 10.1 – Page 5

(ii)         Indemnification Procedures. Each person entitled to indemnification under this Section 6 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 6 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

g.           Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)           if to the Issuer:

Glenn R. Rink, President and C.E.O.

AbTech Holdings, Inc.

4110 N. Scottsdale Rd., Suite 235

Scottsdale, AZ 85251

with a copy to:

Ballard Spahr LLP

1 East Washington Street

Suite 2300

Phoenix, AZ 85004-2555

Attn: Travis Leach

(ii)         if to the Investor to the address set forth next to its name on the signature page hereto.

h.           Entire Agreement. This Credit Agreement (including the Exhibits attached hereto) and other Loan Facility Documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

i.           Amendment; Waiver. This Credit Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the holders of not less than a majority of the principal amount of the Secured Notes. No failure to exercise, and no delay in exercising, any right, power or privilege under this Credit Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Credit Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

Exhibit 10.1 – Page 6

j.           Payments on the Secured Notes. Each of the Investors hereto agrees that all payments on the Secured Notes (including any accrued interest thereon) by the Company will be paid pro rata to the holders thereof based upon the principal amount then outstanding to each of such holders.

k.          No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that materially impairs or adversely affects the rights of the Investors under the this Agreement, the Secured Note or any of the other Loan Facility Documents.

l.           Review by Counsel. The Investor acknowledges and agrees that he/she/it has had the opportunity to review this Agreement with legal counsel and other advisors of their choosing.

IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

AbTech Holdings, Inc.

By:	/s/ Glenn R. Rink
Name:	Glenn R. Rink
Title:	President and CEO

AbTech INDUSTRIES, Inc.

By:	/s/ Glenn R. Rink
Name:	Glenn R. Rink
Title:	President and CEO

INVESTOR

Name in which Note and Warrant should be issued:

Golden Properties Ltd.

By:	/s/ Alexander Lau

Name:	Alexander Lau

Title:	(if any) Vice President

Legal Address
#500, 1177 West Hastings Street
Vancouver, BC V6E2K3
City, State and Zip Code

Omitted - provided confidentially
Email Address

Omitted - provided confidentially
Tax ID # or Social Security #

Exhibit 10.1 – Page 7

APRIL 13, 2015 CREDIT AGREEMENT – EXHIBIT A

THE SECURITIES REPRESENTED BY THIS SECURED NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UPON ISSUANCE OF AN OPINION OF COUNSEL (SATISFACTORY TO THE COMPANY) THAT SUCH SALES ARE PERMISSIBLE UNDER RULE 144 OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

ABTECH HOLDINGS, INC.

SECURED PROMISSORY NOTE

$250,000	Dated: April 13, 2015
(Original Principal Amount)	(“Issuance Date”)

FOR VALUE RECEIVED ABTECH HOLDINGS, INC., a company organized under the laws of Nevada (the “Company”), hereby promises to pay to Golden Properties Ltd. (the “Payee”), or its registered assigns, the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00 USD) together with interest thereon calculated from the Issuance Date (“Interest Commencement Date”) in accordance with the provisions of this Secured Promissory Note (as amended, modified and supplemented from time to time, this “Secured Note”).

Certain capitalized terms are defined in Section 9 hereof.

1.            Payment of Interest. Interest shall accrue on the unpaid principal amount of this Secured Note at a rate equal to seven and one-half percent (7.50%) per annum (the “Interest Rate”) beginning on the Interest Commencement Date.  The Company shall pay Payee all accrued interest on this Secured Note at maturity. Following any Event of Default (as defined below), interest on this Secured Note shall accrue, to the extent permitted by law, at a rate equal to the lesser of fifteen percent (15%) per annum or the maximum rate permitted by applicable law, through the date on which such Event of Default ceases to exist. Interest shall be computed on the basis of the actual number of days elapsed and a 365-day year. In the event that the Company exercises its first extension option to extend the Maturity Date (as defined below) by an additional ninety (90) day period (the “First Extension Option”; and the expiration of such ninety (90) day period the “First Extension Maturity Date”), the interest rate shall increase to nine and one-half percent (9.5%) per annum on the unpaid principal on this Secured Note beginning on the Maturity Date (as defined in Section 2).  In the event that the Company exercises its second extension option to extend the First Extension Maturity Date by an additional ninety (90) day period (the “Second Extension Option”), the interest rate shall increase to eleven and one-half percent (11.5%) per annum on the unpaid principal on this Secured Note beginning on the First Extension Maturity Date.  Each of the First Extension Option and Second Extension Option may be referred to individually as an “Extension Option” or collectively as the “Extension Options”. The Company may exercise the First Extension Option by providing the Payee with written notice of such exercise fifteen (15) days prior to the Maturity Date. The Company may exercise the Second Extension Option by providing the Payee with written notice of such exercise fifteen (15) days prior to the First Extension Maturity Date. NOTWITHSTANDING THE FOREGOING, IN NO EVENT WILL THE APPLICABLE INTEREST RATE ON THIS SECURED NOTE EVER EXCEED THE MAXIMUM RATE PERMITTED UNDER APPLICABLE LAW.  IF, BUT FOR THE PRECEDING SENTENCE, THE INTEREST RATE ON THIS SECURED NOTE FOR ANY PERIOD WOULD EXCEED THE MAXIMUM RATE PERMITTED UNDER APPLICABLE LAW, THE INTEREST RATE FOR SUCH PERIOD SHALL BE REDUCED TO THE MAXIMUM RATE PERMITTED UNDER APPLICABLE LAW. The number of Warrant Shares (as defined in the Common Stock Purchase Warrant (the “Warrant”)) that Payee shall be entitled to under the terms of the Warrant issued by the Company to Payee in connection with the Offering shall be increased by ten percent (10%) for each Extension Option exercised by the Company.

2.            Maturity Date. The entire principal amount of this Secured Note and all accrued but unpaid interest thereon shall be due and payable in full in cash in immediately available funds on July 13, 2015 (such date, the “Maturity Date”).

3.            Prepayment. The Company may prepay all or any portion of the outstanding principal and accrued interest of this Secured Note at any time and from time to time without penalty or charge upon fifteen (15) days prior written notice to Lender provided that any accrued but unpaid interest up to the date of prepayment must be paid in full at the time of prepayment.

Exhibit 10.1 – Page 8

4.            Seniority; Additional Issuances of Debt and Equity. This Secured Note shall have a security interest in the Collateral (as defined in Section 10), that is junior to the senior security interest of the secured notes issued by the Company in a $2,000,000 private offering in March – May of 2014 (the “Senior Notes”), the security interest of the secured notes issued by the Company in a $3,000,000 private offering in August – November of 2014 (the “Other Secured Notes”) and the convertible secured notes issued by the Company in a $3,500,000 private offering in December 2013 (the “Convertible Notes’),. So long as this Secured Note is outstanding, the Company shall not incur any additional indebtedness that is senior to this Secured Note, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, and the Company will not, and will not permit any subsidiary to, directly or indirectly, incur any Lien on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

(b)          So long as this Secured Note is outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition or (ii) issue any common stock or common stock equivalents with an effective price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the common stock.

(c)          Notwithstanding anything to the contrary herein, the Company shall be permitted to, without the consent of the Payees: (i) incur additional unsecured indebtedness provided, that such additional indebtedness is subordinate to this Secured Note, and (ii) issue additional shares of its common stock.

5.            Method of Payments.

(i)          Payment. So long as a Payee or any of its nominees shall be the holder of this Secured Note, and notwithstanding anything contained elsewhere in this Secured Note to the contrary, the Company will pay all sums for principal, interest, or otherwise becoming due on this Secured Note held by the Payee or such nominee not later than 3:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Secured Note or the making of any notation thereon. Any payment made after 3:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Secured Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Secured Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Company will afford the benefits of this Section to the Payee and to each other Person holding this Secured Note.

(ii)         Transfer and Exchange. Upon surrender of any Secured Note for registration of transfer or for exchange to the Company at its principal office, the Company at its sole expense will execute and deliver in exchange therefor a new Secured Note or Secured Notes, as the case may be, as requested by the holder or transferee, which aggregate principal amount is equal to the unpaid principal amount of such Secured Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Secured Note and otherwise of like tenor; provided that this Secured Note may not be transferred by Payee to any Person other than Payee’s affiliates without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). The issuance of new Secured Notes shall be made without charge to the holder(s) of the surrendered Secured Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance, provided that each Secured Noteholder shall pay any transfer taxes associated therewith. The Company shall be entitled to regard the registered holder of this Secured Note as the holder of the Secured Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Secured Note on its register.

(iii)         Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Secured Note and, in the case of any such loss, theft or destruction of any Secured Note, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon the surrender and cancellation of such Secured Note, the Company, at its expense, will execute and deliver, in lieu thereof, a new Secured Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Secured Note.

6.            Covenants of the Company. The Company covenants and agrees as follows:

(i)          Consolidation, Merger and Sale. The Company will not (a) consolidate or merge with or into (or permit any subsidiary to consolidate or merge with or into) any other person other than a subsidiary (where the pre-existing stockholders of the Company will own a majority of the voting stock of the surviving entity), or (b) sell or otherwise dispose of (or permit any subsidiary to sell or otherwise dispose of) a material portion of its property or assets in one or more transactions to, any other person or entity or enter into (or permit any subsidiary to enter into) an agreement with respect to any of the foregoing without the prior consent of the Payee.

Exhibit 10.1 – Page 9

(ii)         Restricted Payments. The Company will not declare or pay any dividends on, or make any other distribution or payment on account of, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any equity interests of any class of the Company or any subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, property or in obligations of the Company or any of its subsidiaries.

(iii)        Reporting Requirements. For as long as the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) the Company shall file all documents and reports with the Securities and Exchange Commission that it is required to file under the Exchange Act and each such document or report will, at the time of such filing, (i) comply as to form with the requirements of the Exchange Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

7.            Events of Default. If any of the following events takes place before the Maturity Date (each, an “Event of Default”), Payee, after providing the Company with written notice and a reasonable opportunity to cure, may declare all principal and accrued and unpaid interest thereon and all other amounts payable under this Secured Note immediately due and payable; provided, however, that this Secured Note shall automatically become due and payable without any declaration in the case of an Event of Default specified in clause (iii) or (v), below:

(i)	Company fails to make payment of any amount when due under this Secured Note; or

(ii)	A receiver, liquidator or trustee of Company or any substantial part of Company’s assets or properties is appointed by a court order; or

(iii)	Company is adjudicated bankrupt or insolvent; or

(iv)	Any of Company’s property is sequestered by or in consequence of a court order and such order remains in effect for more than 30 days; or

(v)	Company files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against it under such law, or

(vi)	Any petition against Company is filed under bankruptcy, receivership or insolvency law; or

(vii)	Company makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of Company or of all or any part of its property; or

(viii)	An attachment or execution is levied against any substantial part of Company’s assets that is not released within 30 days; or

(ix)	Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business; or

(x)	Company breaches in any material respect any covenant or agreement on its part contained in this Secured Note or any of the other Transaction Documents (as defined in the Credit Agreement); or

(xi)	Any material inaccuracy or untruthfulness of any representation or warranty of the Company set forth in this Secured Note, the Credit Agreement or any of the other the Loan Facility Documents (as defined in the Credit Agreement); or

(xii)	There has been an event of default under any of the other Transaction Documents, as defined therein, which causes a material adverse effect; or

Exhibit 10.1 – Page 10

(xiii)	the Company shall default in any of its obligations under any mortgage, credit agreement or other facility or financing instrument that involves an obligation of the Company of greater than $100,000 whether such indebtedness now exists or shall hereafter be created; or

(xiv)	the Company has entered against it any monetary judgment, writ or similar final process for an amount greater than $100,000.

8.            Definitions.

“Business Day” means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

“Secured Noteholder” with respect to this Secured Note, means at any time the Persons then the record owner hereof collectively.

“Credit Agreement” means the Credit Agreement, dated March __, 2015 between the Company and the Payee.

9.            Expenses of Enforcement, etc. The Company agrees to pay all reasonable fees and expenses incurred by the Payee in connection with any amendments, modifications, waivers, extensions, renewals, renegotiations or “workouts” of the provisions hereof or incurred by the Payee in connection with the enforcement or protection of its rights in connection with this Secured Note, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel for the Payee. The Company indemnifies the Payee and its directors, managers, affiliates, partners, members, officers, employees and agents against, and agrees to hold the Payee and each such person and/or entity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Payee or any such person and/or entity arising out of, in any way connected with, or as a result of (i) the consummation of the loan evidenced by this Secured Note and the use of the proceeds thereof or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person and/or entity is a party thereto other than any loss, claim, damage, liability or related expense incurred or asserted against the payee or any such person on account of the payee’s or such person’s gross negligence or willful misconduct. Notwithstanding the foregoing, with respect to the indemnification obligations of the Company hereunder, (a) the Company’s aggregate liability under this Secured Note to the Payee shall not exceed the aggregate principal amount of the Secured Note and (b) indemnified liabilities shall not include any liability of any indemnitee arising out of such indemnitee’s gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

10.          Security Interest.

(i)          Creation of Security Interest. In order to secure the payment of the principal and interest and all other obligations of the Company hereunder now or hereafter owed by the Company to Payee under this Secured Note (the “Secured Obligations”), the Company and its subsidiary AbTech Industries, Inc. hereby grants to Payee (or its designee) (the “Secured Party”) a security interest (the “Security Interest”) in all of the tangible and intangible assets of the Company (the "Collateral"), which includes, without limitation, a security interest in all of the intellectual property held by the Company and its subsidiaries on the terms and conditions set forth herein and the Transaction Documents.

(ii)         Additional Rights of Secured Party. The Company and its subsidiary AbTech Industries, Inc. shall each execute and deliver to Secured Party concurrently with the Company’s execution and delivery of this Agreement and at any time thereafter at the reasonable request of Secured Party, all financing statements, continuation financing statements, fixture filings, security agreements, mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Secured Party may reasonably request, in form reasonably satisfactory to Secured Party, to perfect and maintain perfected Secured Party’s continuing security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Facility Documents, the Company and AbTech Industries, Inc. hereby authorize Secured Party to file and/or record such financing statements and other documents as Secured Party deems reasonably necessary to perfect and maintain Secured Party’s continuing security interest in the Collateral, including, but not limited to, any and all filings recognized by the United States Patent and Trademark Office for the purposes of perfecting a security interest in any Collateral that is considered intellectual property of the Company. The Company and AbTech Industries, Inc. each agrees that any such financing statements may contain an “all asset” or “all property” description of the Collateral.

Exhibit 10.1 – Page 11

(iii)        The Security Interest shall terminate when all the Secured Obligations have been fully and indefeasibly paid in full, at which time the Payee shall execute and deliver to the Company and AbTech Industries, Inc. all Uniform Commercial Code termination statements and similar documents which the Company and/or AbTech Industries, Inc. shall reasonably request to evidence such termination.

11.          Amendment and Waiver. The provisions of this Secured Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the holders of a majority of the then outstanding principal amount of all similar Secured Notes issued in the Company’s offering of Secured Notes; provided, however, that any waiver of any Event of Default shall require the written consent of the holders of not less than 60% of the then outstanding principal amount of all similar Secured Notes issued in the Company’s offering of Secured Notes.

12.          Remedies Cumulative. No remedy herein conferred upon the Payee is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

13.          Remedies Not Waived. No course of dealing between the Company and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any right of the Payee.

14.          Assignments. The Payee may assign, participate, transfer or otherwise convey this Secured Note and any of its rights or obligations hereunder or interest herein, in whole or part, to any other Person and this Secured Note shall inure to the benefit of the Payee’s successors and assigns. The Company shall not assign or delegate this Secured Note or any of its liabilities or obligations hereunder.

15.          Headings. The headings of the sections and paragraphs of this Secured Note are inserted for convenience only and do not constitute a part of this Secured Note.

16.          Severability. If any provision of this Secured Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Secured Note will remain in full force and effect. Any provision of this Secured Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

17.          Cancellation. After all principal, premiums (if any) and accrued interest at any time owed on this Secured Note have been paid in full, or this Secured Note has been converted this Secured Note will be surrendered to the Company for cancellation and will not be reissued.

18.          Maximum Legal Rate. If at any time an interest rate applicable hereunder exceeds the maximum rate permitted by law, such rate shall be reduced to the maximum rate so permitted by law.

19.          Place of Payment and Notices. Unless otherwise stated herein, payments of principal and interest are to be delivered to the Secured Noteholder of this Secured Note at the address provided by the Payee in the Credit Agreement, or at such other address as such Secured Noteholder has specified by prior written notice to the Company. No notice shall be deemed to have been delivered until the first Business Day following actual receipt thereof at the foregoing address.

20.          Waiver of Jury Trial. The Payee and the Company each hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Secured Note and/or the transactions contemplated hereunder.

21.          Submission to Jurisdiction.

(i)          Any legal action or proceeding with respect to this Secured Note may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Secured Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

Exhibit 10.1 – Page 12

(ii)         The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(iii)        Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

22.          GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SECURED NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Company has executed and delivered this Secured Promissory Note on the date first written above.

COMPANY:
ABTECH HOLDINGS, INC.

By:
Name:	Glenn R. Rink
Title:	President and CEO

Exhibit 10.1 – Page 13

APRIL 13, 2015 CREDIT AGREEMENT – EXHIBIT B

these securities have not been registered with the united states securities and exchange commission or the securities commission of any state pursuant to an exemption from registration under regulation d promulgated under the securities act of 1933, as amended (the “act”). this warrant shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful. the securities are “restricted” and may not be resold or transferred except as permitted under the act pursuant to registration or exemption therefrom.

COMMON STOCK PURCHASE WARRANT

(“Warrant”)

To Purchase Shares of $0.001 Par Value Common Stock (“Common Stock”) of

No. W-144	55,000 Shares

ABTECH HOLDINGS, INC.

THIS CERTIFIES that, for value received, Golden Properties Ltd (the “Purchaser” or “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 8:00 p.m. New York City Time on the date that is five (5) years after the date hereof (the “Termination Date”), but not thereafter, to subscribe for and purchase from AbTech Holdings Inc., a Nevada corporation (the “Company”), a number of shares of the Company’s Common Stock set forth above, subject to adjustment as provided herein (such shares, the “Warrant Shares”) at an initial exercise price of $0.298 per share (the fair market value of the Company’s Common Stock on the date of issue based on the average closing price of the Company’s Common Stock for the 5 trading days prior to the date of issue) (as adjusted from time to time pursuant to the terms hereof, the “Exercise Price”). The Exercise Price and the number of shares for which this Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Credit Agreement, dated April 13, 2015 (the “Credit Agreement”), entered into between the Company and the Purchaser in connection with the Company’s offering a $250,000 Secured Promissory Note (the “Note”, and such offering, the “Offering”).

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Credit Agreement or the Notes, as applicable.

1.	Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term “Holder” shall refer to the Purchaser or any subsequent transferee of this Warrant.

2.	Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

3.	Exercise of Warrant.

a.	The Holder may exercise this Warrant, in whole or in part, at any time and from time to time by delivering (which may be by facsimile) to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment in cash to the Company of the Exercise Price therefor, or

Exhibit 10.1 – Page 14

b.	In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, if requested by Holder and at its expense, shall within three (3) Trading Days (as defined below) issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares. Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company unless such Holder is purchasing the full amount of Warrant Shares represented by this Warrant. The Holder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. The Holder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this Section, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof. Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to timely deliver the relevant certificates to the Holder as provided in this Agreement. A Notice of Exercise shall be deemed sent on the date of delivery if delivered before 8:00 p.m. New York Time on such date, or the day following such date if delivered after 8:00 p.m. New York Time; provided that the Company is only obligated to deliver Warrant Shares against delivery of the Exercise Price from the holder hereof and, if the Holder is purchasing the full amount of Warrant Shares represented by this Warrant, surrender of this Warrant (or appropriate affidavit and/or indemnity in lieu thereof). In lieu of delivering physical certificates representing the Warrant Shares issuable upon conversion of this Warrant, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise to the Holder, by crediting the account of the Holder’s prime broker with DTC through its Deposit Withdrawal At Custodian (“DWAC”) system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to coordinate with DTC to accomplish this objective.

c.	The term “Trading Day” means (x) if the Common Stock is not listed on the New York or American Stock Exchange but sale prices of the Common Stock are reported on NASDAQ National Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated. The trading exchange or market on which the Company’s Common Stock is listed shall be referred to as the “Principal Market”.

The Company’s obligations to issue and deliver Warrant Shares upon an exercise in accordance with Section 3 above are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

4.	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to nearest whole number of shares or pay the cash value of that fractional share, which cash value shall be calculated on the basis of the average closing price of the Common Stock during the five (5) Trading Days immediately preceding the date of exercise.

Exhibit 10.1 – Page 15

5.	Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant certificate to the Holder in connection with the Holder’s surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.

6.	Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7.	No Rights as Shareholder until Exercise. Subject to Section 11 of this Warrant and the provisions of any other written agreement between the Company and the Purchaser, the Purchaser shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8.	Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (a) in a transaction registered under the Act, or (b) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt.

9.	Loss, Theft, Destruction or Mutilation of Warrant; Exchange. The Company represents warrants and covenants that (a) upon receipt by the Company of evidence and/or indemnity reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

10.	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11.	Adjustments of Exercise Price and Number of Warrant Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 11.

a.	Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (i) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 11(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

Exhibit 10.1 – Page 16

b.	Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. For purposes of this Warrant, “Fair Market Value” shall equal the average closing trading price of the Common Stock on the Principal Market for the five (5) Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company’s Board of Directors and the Holder. If the Fair Market Value of the Common Stock cannot be determined by the Company’s Board of Directors and the Holder after five (5) business days, such determination shall be made by a third party appraisal firm mutually agreeable by the Board of Directors and the Holder, at the expense of the Company (the “Independent Appraiser”). The fair market value as determined by the Independent Appraiser shall be final. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

c.	Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

d.	Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

e.	Exercise of Extension Option. If at any time after the date hereof the Company exercises an extension option as described in that certain promissory note entered into in connection with the Notes and the Credit Agreement, the Warrant Shares issuable hereunder shall be increased by ten percent (10%) for each such extension option exercised.

Exhibit 10.1 – Page 17

12.	Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

13.	Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company, at its expense, shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment.

14.	Authorized Shares. The Company covenants that during the period this Warrant is outstanding and exercisable, it will reserve and keep available from its authorized and unissued Common Stock a sufficient number of shares to provide solely for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

15.	Compliance with Securities Laws. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend: THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

16.	Purpose of Warrant Shares. Without limiting the Purchaser’s right to transfer, assign or otherwise convey this Warrant or Warrant Shares in compliance with all applicable securities laws, the Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Purchaser’s own account and not as a nominee for any other party, and that the Purchaser will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

17.	Miscellaneous.

a.	Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the Federal and State Courts sitting in the County of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens or venue, to the bringing of any such proceeding in such jurisdiction.

b.	Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Purchaser, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

Exhibit 10.1 – Page 18

c.	Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be to the addresses as shown on the books of the Company or to the Company at the address set forth in the Loan Facility Documents. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 9.

d.	Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

e.	Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

f.	Counterparts/Execution. This Warrant may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Execution and delivery of this Warrant by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Warrant for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  April13, 2015

ABTECH HOLDINGS, INC.

By:
Name: Glenn R. Rink
Title:	President and CEO

Exhibit 10.1 – Page 19

NOTICE OF EXERCISE

To:        ABTECH HOLDINGS, INC.

The undersigned hereby irrevocably exercises the right to purchase _______________ shares of Common Stock of AbTech Holdings Inc., a Nevada corporation, evidenced by the attached Warrant, and tenders herewith payment of the aggregate Exercise Price with respect to such shares in full, in the amount of $__________, in cash, by certified or official bank check or by wire transfer for the account of the Company.

The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant, in the name of the registered Warrant Holder and delivered to the undersigned at the address set forth below.

___________________________________
(Name)

___________________________________
(Signature)

___________________________________
(Address)

______________________________
Signature

Date:__________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to_______________________________________________________________________ whose address is ___________________________________________________________________________________

Dated: ______________,

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit 10.1 – Page 20

APRIL 13, 2015 CREDIT AGREEMENT – EXHIBIT C

INVESTOR QUESTIONNAIRE

ABTECH HOLDINGS, INC.

Confidential Investor Questionnaire

To:         AbTech Holdings, Inc.

I.            The Investor represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY AND/OR THE PLACEMENT AGENT TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, excluding the value of the primary residence of such individual, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than Investor’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Secured Promissory Notes (“Notes”).

Category D	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company; or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Exhibit 10.1 – Page 21

Category F	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Notes and with total assets in excess of $5,000,000.

(describe entity)

Category G	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

Category H	The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II.           SUITABILITY (please answer each question)

(a)          For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)          For an individual Investor, please describe any college or graduate degrees held by you:

(c)          For all Investors, please list types of prior investments:

______________________________________________________________________________

(d)          For all Investors, please state whether you have you participated in other private placements before:

YES_______	NO_______

(e)          If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies
Frequently
Occasionally
Never

Exhibit 10.1 – Page 22

(f)           For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______	NO_______

(g)          For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______	NO_______

(h)          For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______	NO_______

(i)          For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Notes for which you seek to subscribe?

YES_______	NO_______

(j)          For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______	NO_______

III.         MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

*If Notes are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.          FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________	No __________

If Yes, please describe:

_________________________________________________________

_________________________________________________________

*If Investor is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_________________________________
Name of FINRA Member Firm
By: ______________________________
Authorized Officer
Date: ____________________________

V.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

Exhibit 10.1 – Page 23

VI.          In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.         The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII.       The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Credit Agreement related hereto.

IX.         In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Investor is required to provide the following information:

1.           Payment Information

(a)     Name and address (including country) of the bank from which Investor’s payment to the Company is being wired (the “Wiring Bank”):

_______________________________________

_______________________________________

(b)    Investor’s wiring instructions at the Wiring Bank:

_______________________________________

_______________________________________

(c)     Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes          ______ No

(d)     Is Investor a customer of the Wiring Bank?

_____ Yes          ______ No

2.           Additional Information

For Individual Investors:

____ A government issued form of picture identification (e.g., passport or drivers license).

____ Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

Exhibit 10.1 – Page 24

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.           ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.         INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE PLACEMENT AGENT PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY The Office of Foreign Assets Control (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

Exhibit 10.1 – Page 25

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Exhibit 10.1 – Page 26

APRIL 13, 2015 CREDIT AGREEMENT – EXHIBIT D

RISK FACTORS

An investment in this Offering is extremely risky. You should carefully consider the risks, in addition to the other information presented in this Memorandum before deciding to purchase the Securities being offered by AbTech Holdings Inc. If any of the following risks actually materialize, our business and prospects could be seriously harmed and you could lose all or part of your investment. The risks and uncertainties described below are not exclusive and investors should also review the Company’s public filings. The Company’s ticker symbol is (OTCBB: ABHD).

Risks Relating to this Offering

No Anti-dilution protection

The Notes and Warrants contain no anti-dilution provisions, which means that the Company can issue additional shares of common stock and that such additional issuances will have a dilutive effect on the Secured Notes and Warrants issued in this Offering.

Use of Proceeds of this Offering

Our management will have considerable discretion in how we use the net proceeds from this Offering, and no representation can be made that use of proceeds will generate material revenues or materially improve our ability to further develop our product. We intend to use the net proceeds for working capital, general corporate purposes and for the repayment of certain indebtedness. Even if we generate material revenues, we currently plan to seek additional capital following this Offering. No assurance can be given that any source of additional cash will be available to us. If no source of additional cash is available to us, we may have to significantly reduce the scope of our operations.

No Independent Valuation

The Company has not obtained an independent opinion regarding the valuation of the Company or the Securities, nor has there been any legal, investment banking, or other diligence in connection with the valuation of the Company or the Securities. Prospective investors must rely on their own business and investment background and their own investigation of the Company and its proposed business in determining whether to invest in the Company and the Secured Notes.

Private Offering Exemption

This Offering is being made in reliance on an exemption from registration contained in the Securities Act and the rules and regulations thereunder, and on similar exemptions from the qualification provisions of applicable state securities laws. No regulatory authority has reviewed the terms of this Offering, the disclosure of risks and the fairness of the terms of the Offering or the business of the Company. Prospective investors must also recognize that they do not necessarily have any of the protections afforded by applicable federal and state securities laws as may be provided in registered and/or qualified offerings and therefore must judge the fairness of the terms of this Offering and the adequacy and accuracy of this Memorandum without the benefit of prior review by any regulatory agency.

Transaction Fees & Expenses

This Offering involves substantial fees and expenses which will be paid out of the proceeds of the Offering thus reducing the amount of proceeds available to the Company.

Risks Relating to Our Business

Our ability to generate revenue to support our operations is uncertain.

We are in the early stage of our business and have a limited history of generating revenues. We have a limited operating history upon which you can evaluate our potential for future success, and we are subject to the additional risks affecting early-stage businesses. Rather than relying on historical information, financial or otherwise, to evaluate our Company, you should evaluate our Company in light of your assessment of the growth potential of our business and the expenses, delays, uncertainties, and complications typically encountered by early-stage businesses, many of which will be beyond our control. Early-stage businesses in rapidly evolving markets commonly face risks, such as the following:

Exhibit 10.1 – Page 27

•      unanticipated problems, delays, and expenses relating to the development and implementation of their business plans;

•      operational difficulties;

•      lack of sufficient capital;

•      competition from more advanced enterprises; and

•      uncertain revenue generation.

Our limited operating history may make it difficult for us to forecast accurately our operating results.

Our planned expense levels are, and will continue to be, based in part on our expectations, which are difficult to forecast accurately based on our stage of development and factors outside of our control. We may be unable to adjust spending in a timely manner to compensate for any unexpected developments. Further, business development expenses may increase significantly as we expand operations. To the extent that any unexpected expenses precede, or are not rapidly followed by, a corresponding increase in revenue, our business, operating results, and financial condition may be materially and adversely affected.

We have a history of losses that may continue, which may negatively impact our ability to achieve our business objectives.

We have incurred net losses since our inception. We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future. There can be no assurance that future operations will be profitable. We may not achieve our business objectives and the failure to achieve such goals would have an adverse impact on us.

Our success depends on our ability to expand, operate, and manage successfully our operations.

Our success depends on our ability to expand, operate, and manage successfully our operations. Our ability to expand successfully will depend upon a number of factors, including the following:

•      signing with strategic partners, dominant in their field

•      the continued development of our business;

•      the hiring, training, and retention of additional personnel;

•      the ability to enhance our operational, financial, and management systems;

•      the availability of adequate financing;

•      competitive factors;

•      general economic and business conditions; and

•      the ability to implement methods for revenue generation.

If we are unable to obtain additional capital, our business operations could be harmed.

The development and expansion of our business will require additional funds. In the future, we expect to seek additional equity or debt financing to provide capital for our Company. Such financing may not be available or may not be available on satisfactory terms. If financing is not available on satisfactory terms, we may be unable to expand our operations. While debt financing will enable us to expand our business more rapidly than we otherwise would be able to do, debt financing increases expenses and we must repay the debt regardless of our operating results. Future equity financings could result in dilution to our stockholders.

The recent global financial crisis, which has included, among other things, significant reductions in available capital and liquidity from banks and other providers of credit, substantial reductions or fluctuations in equity and currency values worldwide, and concerns that the worldwide economy may enter into a prolonged recessionary period, may make it difficult for us to raise additional capital or obtain additional credit, when needed, on acceptable terms or at all.

Our inability to obtain adequate capital resources, whether in the form of equity or debt, to fund our business and growth strategies, may require us to delay, scale back, or eliminate some or all of our operations, which may adversely affect our financial results and ability to operate as a going concern.

You may suffer significant dilution if we raise additional capital.

If we raise additional capital, we expect it will be necessary for us to issue additional equity or convertible debt securities. If we issue equity or convertible debt securities, the price at which we offer such securities may not bear any relationship to our value, the net tangible book value per share may decrease, the percentage ownership of our current stockholders would be diluted, and any equity securities we may issue in such offering or upon conversion of convertible debt securities issued in such offering, may have rights, preferences, or privileges with respect to liquidation, dividends, redemption, voting, and other matters that are senior to or more advantageous than our common stock.

Exhibit 10.1 – Page 28

If we obtain debt financing, we will face risks associated with financing our operations.

If we obtain debt financing, we will be subject to the normal risks associated with debt financing, including the risk that our cash flow will be insufficient to meet required payments of principal and interest and the risk that we will not be able to renew, repay, or refinance our debt when it matures or that the terms of any renewal or refinancing will not be as favorable as the existing terms of that debt. If we enter into secured lending facilities and are unable to pay our obligations to our secured lenders, they could proceed against any or all of the collateral securing our indebtedness to them.

Our independent auditors have expressed substantial doubt about its ability to continue as a going concern, which may hinder our ability to obtain future financing.

In their report dated March 29, 2013, our independent auditors stated that our financial statements for the fiscal year ended December 31, 2012 were prepared assuming that the Company would continue as a going concern. Its ability to continue as a going concern is an issue raised as a result of recurring losses from operations. Our ability to continue as a going concern is subject to our ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities. Our continued net operating losses increase the difficulty in meeting such goals and there can be no assurances that such methods will prove successful.

We depend on our officers and key employees who would be difficult to replace, and our business will likely be harmed if we lose their services or cannot hire additional qualified personnel.

Our success depends substantially on the efforts and abilities of our officers and other key employees. AbTech Industries has employment agreements with its chief executive officer, its chief financial officer, and certain key employees, but we do not think those agreements limit any employee’s ability to terminate his or her employment. We have key person life insurance on Glenn R. Rink, our president, chief executive officer and a director; we do not have key person life insurance covering any of our other officers or other key employees. The loss of services of one or more of our officers or key employees or the inability to add key personnel could have a material adverse effect on our business. Competition for experienced personnel in our industry is substantial. Our success depends in part on our ability to attract, hire, and retain qualified personnel. In addition, if any of our officers or other key employees join a competitor or form a competing company, we may lose some of our customers.

We depend on the recruitment and retention of qualified personnel, and our failure to attract and retain such personnel could seriously harm our business.

Due to the specialized nature of our business, our future performance is highly dependent upon the continued services of current and future key personnel and managers. Our future business depends upon our ability to attract and retain qualified engineering, manufacturing, marketing, sales, and management personnel for our operations. We may also have to compete with the other companies in our industry in the recruitment and retention of qualified managerial and technical employees. Competition for personnel is intense and confidentiality and non-compete agreements may restrict our ability to hire individuals employed by other companies. Therefore, we may not be successful in attracting or retaining qualified personnel. Our failure to attract and retain qualified personnel could seriously harm our business, results of operations, and financial condition. Furthermore, we may not be able to accurately forecast our needs for additional personnel, which could adversely affect our ability to grow.

The effects of the recent global economic downturn may adversely impact our business, operating results, or financial condition.

The recent global economic downturn has caused disruptions and volatility in global financial markets and increased rates of default and bankruptcy and has impacted levels of consumer and commercial spending. We are unable to predict the duration or severity of the current global economic and financial crisis. There can be no assurance that any actions we may take in response to further deterioration in general economic and financial conditions will be sufficient. A protracted continuation or worsening of the global economic downturn or disruptions in the financial markets could have a material adverse effect on our business, financial condition, or results of operations.

If we do not achieve broad market acceptance of our clean technology products and services, we may not be successful.

Although our clean technology products and services will serve existing needs, our delivery of these products and services is unique and subject to broad market acceptance. As is typical of any new product or service, the demand for and market acceptance of these products and services are highly uncertain. We cannot assure you that any of our products and services will be commercialized on a widespread basis. The commercial acceptance of our products and services may be affected by a number of factors, including the willingness of municipalities and other commercial and industrial entities to use our clean technology products and services to control the quality of water and other fluids. If the markets for our products and services fail to develop on a meaningful basis, if they develop more slowly than we anticipate, or if our products and services fail to achieve sufficient market acceptance, our business and future results of operations could be adversely affected.

Exhibit 10.1 – Page 29

Because our clean technology products may be designed to provide a solution which competes with existing methods, we are likely to face resistance to change, which could impede our ability to commercialize this business.

Our clean technology products may be designed to provide a solution to environmental challenges created by contaminated water and other fluids. Currently, large and well capitalized companies provide services in these areas. These competitors have strong relationships with their customers’ personnel, and there is a natural reluctance for businesses to change to new technologies, particularly in such industries as the oil and gas industries where our future products may be relevant. This reluctance is increased when potential customers make significant capital investments in competing technologies. Because of these obstacles, we may face substantial barriers to commercializing our business.

If we experience rapid growth and we are not able to manage this growth successfully, this inability to manage the growth could adversely affect our business, financial condition, and results of operations.

Rapid growth places a significant strain on our financial, operational, and managerial resources. While we engage in strategic and operational planning to adequately manage anticipated growth, there can be no assurance that we will be able to implement and subsequently improve operations and financial systems successfully and in a timely manner to fully manage our growth. There can be no assurance that we will be able to manage our growth and any inability to successfully manage growth could materially adversely affect our business, financial condition, and results of operation.

We have no experience in manufacturing or assembling products on a large scale basis, and if we do not develop adequate manufacturing and assembly processes and capabilities to do so in a timely manner, we may be unable to achieve our growth and profitability objectives.

We have no experience manufacturing or assembling products on a large scale. We do not know whether our current or future manufacturing arrangements will be able to develop efficient, low-cost manufacturing capabilities and processes that will enable us to meet the quality, price, engineering, design and production standards, or production volumes required to successfully mass market such products. Even if we are successful in developing manufacturing capabilities and processes, we do not know whether we will do so in time to meet our product commercialization schedule or to satisfy the requirements of our target market. Our failure to develop these manufacturing processes and capabilities, if necessary, in a timely manner could prevent us from achieving our growth and profitability objectives.

If we fail to continue to develop or acquire new products, adapt to rapid and significant technological change, and respond to introductions of new products, we will not be competitive.

Our growth strategy includes significant investment in and expenditures for product development. We intend to sell clean technology products, primarily in the water clean-up sector, which are characterized by rapid and significant technological changes, frequent new product and service introductions, and enhancements and evolving industry standards. Without the timely introduction of new products, services, and enhancements, our products and services may become technologically obsolete over time, in which case our revenue and operating results would suffer.

In addition, our competitors may adapt more quickly to new technologies and changes in customers’ requirements than we can. The products that we are currently developing or those that we will develop in the future, may not be technologically feasible or accepted by the marketplace, and our products or technologies could become uncompetitive or obsolete.

The market for our products is highly competitive, and there can be no assurance that competitors will not emerge in the near to medium term with comparable products or technologies.

The markets for our products and services are expected to remain highly competitive. While we believe our products are unique and have, or will have, adequate patent protection for the underlying technologies, or unique trade secrets, there can be no assurance that competitors will not emerge in the near to medium term with comparable products or technologies. There are a number of large companies involved in the same businesses as us, but with larger more established sales and marketing organizations, technical staff, and financial resources. We may establish marketing and distribution partnerships or alliances with some of these companies, but there can be no assurance that such alliances will be formed.

Our business may become substantially dependent on contracts that are awarded through competitive bidding processes.

We may sell a significant portion of our products pursuant to contracts that are subject to competitive bidding, including contracts with municipal authorities. Competition for, and negotiation and award of, contracts present varied risks, including, but not limited to:

•      investment of substantial time and resources by management for the preparation of bids and proposals with no assurance that a contract will be awarded to us;

•      the requirement to certify as to compliance with numerous laws (for example, socio-economic, small business, and domestic preference) for which a false or incorrect certification can lead to civil and criminal penalties;

Exhibit 10.1 – Page 30

•      the need to estimate accurately the resources and cost structure required to service a contract; and

•      the expenses and delays that we might suffer if our competitors protest a contract awarded to us, including the potential that the contract may be terminated and a new bid competition may be conducted.

If we are unable to win contracts awarded through the competitive bidding process, we may not be able to operate in the market for products and services that are provided under those contracts for a number of years. If we are unable to consistently win new contract awards over any extended period, or if we fail to anticipate all of the costs and resources that will be required to secure and perform such contract awards, our growth strategy and our business, financial condition, and results of operations could be materially and adversely affected.

We will sell products and services to companies in industries which tend to be extremely cyclical; downturns in those industries would adversely affect our results of operations.

The growth and profitability of our business will depend on sales to industries that are subject to cyclical downturns. Slowdowns in these industries may adversely affect sales by our businesses, which in turn would adversely affect our revenues and results of operations. In particular, our products may be sold to and used by the oil and gas industry, which historically has realized significant shifts in activity and spending due to fluctuations in commodity prices. Our revenues may be dependent upon spending by oil and gas producers; therefore, a reduction in spending by producers may have a materially adverse effect on our business, financial conditions, and results of operations.

The industries in which we may sell our products are heavily regulated and costs associated with such regulation could reduce our profitability.

Federal, state, and local authorities extensively regulate the stormwater and oil and gas industries, which are primary industries in which we may sell our products and offer our services. Legislation and regulations affecting the industries are under constant review for amendment or expansion. State and local authorities regulate various aspects of stormwater and oil and gas activities that ultimately affect how customers use our products and how we develop and market our products. The overall regulatory burden on the industries increases the cost of doing business, which, in turn, decreases profitability.

International sales are also subject to rules and regulations promulgated by regulatory bodies within foreign jurisdictions, and there can be no assurance that such foreign regulatory bodies will not adopt laws or regulatory requirements that could adversely affect our Company.

If chemical companies engage in predatory pricing, we may lose customers, which could materially and adversely affect us.

Municipalities and other commercial and industrial entities traditionally have used chemicals to control the quality of water and other fluids. The chemical companies represent a significant competitive factor. The chemical companies who supply chemicals to such municipalities and other commercial and industrial entities may, in order to maintain their business relationship, drastically reduce their price and seek to undercut the pricing at which we can realistically charge for our products and services. While predatory pricing that is designed to drive us out of business may be illegal under the United States anti-trust and other laws, we may lose customers as a result of any future predatory pricing and be required to file lawsuits against any companies who engage in such improper tactics. Any such litigation may be very expensive which will further impact us and affect their financial condition. As a result, predatory pricing by chemical companies could materially and adversely affect us.

We are, or in the future may be, subject to substantial regulation related to quality standards applicable to our manufacturing and quality processes. Our failure to comply with applicable quality standards could have an adverse effect on our business, financial condition, or results of operations.

The Environmental Protection Agency regulates the registration, manufacturing, and sales and marketing of products in our industry, and those of our distributors and partners, in the United States. Significant government regulation also exists in overseas markets. Compliance with applicable regulatory requirements is subject to continual review and is monitored through periodic inspections and other review and reporting mechanisms.

Failure by us or our partners to comply with current or future governmental regulations and quality assurance guidelines could lead to temporary manufacturing shutdowns, product recalls or related field actions, product shortages, or delays in product manufacturing. Efficacy or safety concerns and/or manufacturing quality issues with respect to our products or those of our partners could lead to product recalls, fines, withdrawals, declining sales, and/or our failure to successfully commercialize new products or otherwise achieve revenue growth.

Exhibit 10.1 – Page 31

If a natural or man-made disaster strikes our or a third-party’s manufacturing facility that we may use, we may be unable to manufacture our products for a substantial amount of time and our sales and profitability will decline.

The manufacturing facility and manufacturing equipment we will use to produce our products will be costly to replace and could require substantial lead-time to repair or replace. Our facility or a third-party’s facility that we use may be affected by natural or man-made disasters. In the event they were affected by a disaster, we would be forced to set up alternative production capacity, or rely on third-party manufacturers to whom we would have to disclose our trade secrets. Although we intend to possess insurance for damage to our property and the disruption of our business from casualties, such insurance may not be sufficient to cover all of our potential losses, may not continue to be available to us on acceptable terms, or at all, and may not address the marketing and goodwill consequences of our inability to provide products for an extended period of time.

We may decide to outsource manufacturing in the future. Dependence on contract manufacturing and outsourcing other portions of our supply chain may adversely affect our ability to bring products to market and damage our reputation.

As part of our efforts to streamline operations and to cut costs in the future, we may decide to outsource aspects of our manufacturing processes and other functions. If our contract manufacturers or other outsourcers fail to perform their obligations in a timely manner or at satisfactory quality levels, our ability to bring products to market and our reputation could suffer. For example, during a market upturn, our contract manufacturers may be unable to meet our demand requirements, which may preclude us from fulfilling our customers’ orders on a timely basis. The ability of these manufacturers to perform is largely outside of our control. Additionally, outsourcing may take place in developing countries and, as a result, may be subject to geopolitical uncertainty.

The success of our businesses will depend on our ability to effectively develop and implement strategic business initiatives.

We are currently implementing various strategic business initiatives. In connection with the development and implementation of these initiatives, we will incur additional expenses and capital expenditures to implement the initiatives. The development and implementation of these initiatives also requires management to divert a portion of its time from day-to-day operations. These expenses and diversions could have a significant impact on our operations and profitability, particularly if the initiatives prove to be unsuccessful. Moreover, if we are unable to implement an initiative in a timely manner, or if those initiatives turn out to be ineffective or are executed improperly, our business and operating results would be adversely affected.

Failure to successfully reduce our current or future production costs may adversely affect our financial results.

A significant portion of our strategy will rely upon our ability to successfully rationalize and improve the efficiency of our operations. In particular, our strategy relies on our ability to reduce our production costs in order to remain competitive. If we are unable to continue to successfully implement cost reduction measures, especially in a time of a worldwide economic downturn, or if these efforts do not generate the level of cost savings that we expect going forward or result in higher than expected costs, there could be a material adverse effect on our business, financial condition, results of operations, or cash flows.

If we are unable to make necessary capital investments or respond to pricing pressures, our business may be harmed.

In order to remain competitive, we need to invest in research and development, manufacturing, customer service and support, and marketing. From time to time, we may have to adjust the prices of our products and services to remain competitive. We may not have available sufficient financial or other resources to continue to make investments necessary to maintain our competitive position.

Failure to obtain sufficient supply of component materials to conduct our business may have an adverse effect on our production and revenue targets.

Our component and materials’ suppliers may fail to meet our needs. We intend to manufacture our products using materials and components procured from a limited number of third-party suppliers. We do not currently have long-term supply contracts with our suppliers. This generally serves to reduce our commitment risk, but does expose us to supply risk and to price increases that we may have to pass on to our customers. In some cases, supply shortages and delays in delivery may result in curtailed production or delays in production, which can contribute to an increase in inventory levels and loss of profit. We expect that shortages and delays in deliveries of some components will occur from time to time. If we are unable to obtain sufficient components on a timely basis, we may experience manufacturing delays, which could harm our relationships with current or prospective customers and reduce our sales. We may also not be able to obtain competitive pricing for some of our supplies compared to our competitors. We also cannot assure that the component and materials from domestic suppliers will be of similar quality or quantity as those imported component and materials, which may lead to rejections of component and materials by our customers. In the event the domestic component and materials do not perform as well as the imported component and materials or do not perform at all, our business, financial condition, and results of operations could be adversely affected.

Exhibit 10.1 – Page 32

We have limited product distribution experience and we expect to rely on third parties who may not successfully sell our products.

We have limited product distribution experience and currently rely and plan to rely primarily on product distribution arrangements with third parties. We may also license our technology to certain third parties for commercialization of certain applications. We expect to enter into distribution agreements and/or licensing agreements in the future, and we may not be able to enter into these agreements on terms that are favorable to us, if at all. In addition, we may have limited or no control over the distribution activities of these third parties. These third parties could sell competing products and may devote insufficient sales efforts to our products. As a result, our future revenues from sales of our products, if any, will depend on the success of the efforts of these third parties.

We could face significant liabilities in connection with our technology, products, and business operations, which if incurred beyond any insurance limits, would adversely affect our business and financial condition.

We are subject to a variety of potential liabilities connected to our technology development and business operations, such as potential liabilities related to environmental risks. As a business which manufactures and/or markets products for use by consumers and institutions, we may become liable for any damage caused by our products, whether used in the manner intended or not. Any such claim of liability, whether meritorious or not, could be time-consuming and/or result in costly litigation. Although we intend to obtain insurance against certain of these risks, no assurance can be given that such insurance will be adequate to cover related liabilities or will be available in the future or, if available, that premiums will be commercially justifiable. If we were to incur any substantial liability and related damages were not covered by our insurance or exceeded policy limits, or if we were to incur such liability at a time when we are not able to obtain liability insurance, our business, financial conditions, and results of operations could be materially adversely affected.

Our failure to protect our intellectual property rights may undermine our competitive position, and litigation to protect our intellectual property rights or defend against third-party allegations of infringement may be costly.

Our success will depend in part on our ability to develop patentable products and obtain and enforce patent protection for our products in the United States and other countries. We intend to file applications, as appropriate, for patents covering our products. Patents may not be issued for any pending or future patent applications owned by or licensed to us, and the claims allowed under any issued patents may not be sufficiently broad to protect our technology. Any issued patents owned by or licensed to us may be challenged, invalidated, or circumvented, and the rights under these patents may not provide us with competitive advantages. In addition, competitors may design around our technology or develop competing technologies. Intellectual property rights may also be unavailable or limited in some foreign countries, which could make it easier for competitors to capture increased market position. We could incur substantial costs to defend suits brought against us or suits in which we may assert our patent rights against others. An unfavorable outcome of any such litigation could materially adversely affect our business and results of operations.

We may also rely on trade secrets and proprietary know-how with which we seek to protect our products, in part by confidentiality agreements with our collaborators, employees, and consultants. Nevertheless, these agreements afford only limited protection, and the actions we take to protect our intellectual property rights may not be adequate. These agreements may be breached, and we may not have adequate remedies for any breach. In addition, our trade secrets may otherwise become known or be independently developed by our competitors. As a result, third parties may infringe or misappropriate our proprietary technologies or other intellectual property rights, which could have a material adverse effect on our business, financial condition, or operating results.

In addition, policing unauthorized use of proprietary technology can be difficult and expensive. Litigation may be necessary to enforce our intellectual property rights, protect our trade secrets, or determine the validity and scope of the proprietary rights of others. We cannot assure you that the outcome of any litigation will be in our favor. Intellectual property litigation may be costly and may divert management attention, as well as expend our other resources away from our business. An adverse determination in any such litigation will impair our intellectual property rights and may harm our business, prospects, and reputation. In addition, we have no insurance coverage against litigation costs and would have to bear all costs arising from such litigation to the extent we are unable to recover them from other parties. The occurrence of any of the foregoing could have a material adverse effect on our business, results of operations, and financial condition.

Exhibit 10.1 – Page 33

Operational and Structural Risks

We can provide no assurances as to our future financial performance or the investment result of a purchase of our common stock.

Any projected results of operations involve significant risks and uncertainty, should be considered speculative, and depend on various assumptions which may not be correct. The future performance of our Company and the return on our common stock depends on a complex series of events that are beyond our control and that may or may not occur. Actual results for any period may or may not approximate any assumptions that are made and may differ significantly from such assumptions. We can provide no assurance or prediction as to our future profitability or to the ultimate success of an investment in our common stock.

The compensation we pay to our executive officers and employees will likely increase, which will affect our future profitability.

We believe that the compensation we have historically paid to our executive officers is within the lower quartile of compensation paid by companies similar to our Company. An increase in compensation and bonuses payable to our executive officers and employees could decrease our net income.

As a public reporting company, we are subject to new corporate governance and internal control reporting requirements, and our costs related to compliance with, or our failure to comply with existing and future requirements, could adversely affect our business.

We may face new corporate governance requirements under the Sarbanes-Oxley Act of 2002, as well as new rules and regulations subsequently adopted by the Securities and Exchange Commission (the “SEC”) and the Public Company Accounting Oversight Board. These laws, rules, and regulations continue to evolve and may become increasingly stringent in the future. We are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). We are a smaller reporting company as defined in Rule 12b-2 under the Exchange Act. Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. The report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation, could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our securities. We strive to continuously evaluate and improve our control structure to help ensure that we comply with Section 404. The financial cost of compliance with these laws, rules, and regulations is expected to remain substantial. We cannot assure you that we will be able to fully comply with these laws, rules, and regulations that address corporate governance, internal control reporting, and similar matters. Failure to comply with these laws, rules, and regulations could materially adversely affect our reputation, financial condition, and the value of our securities.

As a public company, we will have significant operating costs relating to compliance requirements and our management is required to devote substantial time to compliance initiatives.

Our management has only limited experience operating AbTech Industries as a public company. To operate effectively, we will be required to continue to implement changes in certain aspects of our business and develop, manage, and train management level and other employees to comply with on-going public company requirements. Failure to take such actions, or delay in the implementation thereof, could have a material adverse effect on our business, financial condition, and results of operations.

The Sarbanes-Oxley Act, as well as rules subsequently implemented by the SEC, impose various requirements on public companies, including requiring establishment and maintenance of effective disclosure and financial controls and changes in corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these new compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly.

Risks Related to our Common Stock

A limited public trading market exists for our common stock, which makes it more difficult for our stockholders to sell their common stock in the public markets.

Although our common stock is quoted on the OTCQB under the symbol “ABHD,” there is a limited public market for our common stock. No assurance can be given that an active market will develop or that a stockholder will ever be able to liquidate its shares of common stock without considerable delay, if at all. Many brokerage firms may not be willing to effect transactions in the securities. Even if a purchaser finds a broker willing to effect a transaction in these securities, the combination of brokerage commissions, state transfer taxes, if any, and any other selling costs may exceed the selling price. Furthermore, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political, and market conditions, such as recessions, interest rates, or international currency fluctuations may adversely affect the market price and liquidity of our common stock.

Exhibit 10.1 – Page 34

Our stock price may be volatile.

The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

•      limited “public float” in the hands of a small number of persons whose sales (or lack of sales) could result in positive or negative pricing pressure on the market price for our common stock;

•      actual or anticipated variations in our quarterly operating results;

•      changes in our earnings estimates;

•      our ability to obtain adequate working capital financing;

•      changes in market valuations of similar companies;

•      publication (or lack of publication) of research reports about us;

•      changes in applicable laws or regulations, court rulings, enforcement and legal actions;

•      loss of any strategic relationships;

•      additions or departures of key management personnel;

•      actions by our stockholders (including transactions in our shares);

•      speculation in the press or investment community;

•      increases in market interest rates, which may increase our cost of capital;

•      changes in our industry;

•      competitive pricing pressures;

•      our ability to execute our business plan; and

•      economic and other external factors.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

Our common stock may be subject to the penny stock rules which may make it more difficult to sell our common stock.

The SEC has adopted regulations which generally define a “penny stock” to be any equity security that has a market price, as defined, less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities may be covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and accredited investors, such as institutions with assets in excess of $5,000,000 or an individual with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with his or her spouse. For transactions covered by this rule, the broker-dealers must make a special suitability determination for the purchase and receive the purchaser’s written agreement of the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also affect the ability of our stockholders to sell their shares in the secondary market.

FINRA sales practice requirements may also limit a shareholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative, low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives, and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative, low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Our common shares are currently traded at low volume, and you may be unable to sell at or near ask prices or at all if you need to sell or liquidate a substantial number of shares at one time.

We cannot predict the extent to which an active public market for our common stock will develop or be sustained. Our common shares are currently traded, but currently with low volume, based on quotations on the “Over-the-Counter Bulletin Board,” meaning that the number of persons interested in purchasing our common shares at or near bid prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is still relatively unknown to stock analysts, stock brokers, institutional investors, and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that trading levels will be sustained.

Exhibit 10.1 – Page 35

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for “penny stocks” has suffered in recent years from patterns of fraud and abuse. Such patterns include: (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market, and we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market. The occurrence of these patterns or practices could increase the future volatility of our share price.

We have historically not paid dividends and do not intend to pay dividends for the foreseeable future.

We have historically not paid dividends to our stockholders, and management does not anticipate paying any cash dividends on our common stock to our stockholders for the foreseeable future. Any determination we make regarding dividends will be at the discretion of our Board of Directors and will depend on our results of operations, our financial condition, contractual restrictions, restrictions imposed by applicable law, and other factors our Board of Directors deem relevant. Even if the funds are legally available for distribution, we may nevertheless decide not to pay any dividends. We presently intend to retain future earnings, if any, for use in the operation and expansion of our business.

The elimination of monetary liability against our directors, officers, and employees under Nevada law and the existence of indemnification rights to our directors, officers, and employees may result in substantial expenditures by our Company and may discourage lawsuits against our directors, officers, and employees.

Our articles of incorporation contain a provision permitting us to eliminate the personal liability of our directors to our Company and shareholders for damages for breach of fiduciary duty as a director or officer to the extent provided by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our Company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our Company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our Company and shareholders.

FURTHER INFORMATION

The statements contained in this offering package constitute only a brief summary of certain provisions of the documents referred to herein and the transactions contemplated hereby and thereby. The statements contained herein do not purport to be a complete description of every term and condition of such documents and are qualified in their entirety by reference to such documents. As with any summary, some details and exceptions have been omitted. If any of the statements herein are in conflict with any of the terms of any of such documents, the terms of such documents will govern. Reference is made to the actual documents for a complete understanding of what they contain. Copies of all documents in connection with the transactions described herein are available for inspection at our offices, including our Certificate of Incorporation with the transactions described in this memorandum and Bylaws. In addition, the Company is subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended and files reports with the Securities and Exchange Commission. Such periodic reports can be accessed at www.sec.gov. Each prospective investor and his or her advisor are invited and encouraged to ask questions of the Company with respect to the terms and conditions of the Offering and our business and request additional information necessary to verify information contained herein. We will seek to provide answers and such information to the extent possessed or obtainable without unreasonable effort or expense. Offerees may be required to execute non-disclosure agreements as a prerequisite to reviewing documents determined by the Company to contain proprietary, confidential, or otherwise sensitive information. For further information contact Lane J. Castleton, Chief Financial Officer, AbTech Holdings, Inc., 4110 N. Scottsdale Road, Scottsdale, AZ 85251.

Exhibit 10.1 – Page 36